1st
st
Analysts & Investors Luncheon
Analysts & Investors Luncheon
The Cornell Club, New York The Cornell Club, New York
May 4, 2006 May 4, 2006
Amex:  AIS  Amex:  AIS
www.antarespharma.com www.antarespharma.com
Strictly Confidential
Exhibit 99.3

Antares Pharma, Inc. © 2006  Confidential

Pharmaceutical Development
The platform technologies and their evolution
The Antares product pipeline development system
Value creation through own clinical development
Value creation through partnerships/alliances
Anturol ATD (oxybutynin): A “show-case” example
– Technology proof-of-concept
Summary of achievements for 2005/2006
Pharma Business Goals for 2006
Agenda
This Presentation is not intended to update investors on each and every project but to provide an overview of how and where we are headed.

Antares Pharma, Inc. © 2006  Confidential

Pharmaceutical Technology Platforms
EasyTec™ Orally Disintegrating Tablets
3. Fast-Melt
Tablet
Technologies
TecTix™ Transdermal/Topical Technology
2. Eutectics
Semisolid
Technologies
• Topical Delivery
Technology
Local
•
ATD™
Combination Gels
•
ATD™
Single
Gels
Systemic
Advanced
Transdermal
Delivery (ATD™)
Systems
1. Transdermal
Gel
Technologies

Antares Pharma, Inc. © 2006  Confidential

Antares’ Platform Technologies and their Evolution
Research Effort Results in 2006
Advanced
Transdermal
Delivery
System
ATD™
ATD™
Permeation Enhancer
• Constantly upgrading existing
system
• Researching new novel and dif-
ferent permeation systems
- New patents filed
Systemic
TecTix™
• New topical penetration enhancer;
lipohilic penetration
• Alcohol-free
• Excellent absorption
• Excellent organoleptic properties
• Strong IP position, new patents filed
Topical-
Local
There is constant on-going research on strengthening our technologies and intellectual properties.
Pharmaceutical Development

Antares Pharma, Inc. © 2006  Confidential

Drug Delivery Target Antares’ Technologies with
Benefits Groups a Reason for Being
The Focus and Research Aim The Focus and Research Aim
Reduced
Side-Effects
Discretion
Passive Dosing
Possible
Meeting Unmet
Medical Needs
Convenience
Chronic Users
Women’s
Health
Aging/Geriatric
Population
Pediatric
Population
EasyTec™
Superior “Flash”
Oral Disintegrating Tablets
Delivering drugs with reduced side-effects discretely and/or passively is our R&D mission.
Advanced Transdermal
Delivery System
ATD™
Topical Drugs Systemic Drugs
Pharmaceutical Development

Antares Pharma, Inc. © 2006 Confidential 6 ATD™ Advanced Transdermal Delivery Technology ATD™ Transdermal Gel Technology

Antares Pharma, Inc. © 2006  Confidential

Semi-solid formulations containing one or more drugs
A hydro-alcoholic vehicle
Increases drug partitioning into the skin Increases drug partitioning into the skin
A combination of permeation enhancers
Provides sustained drug delivery Provides sustained drug delivery
Thickening agents
Allows adequate system application Allows adequate system application
A pH regulator
Minimizes skin irritation potential Minimizes skin irritation potential
ATD™ Transdermal Gel Technology
What is it?

Antares Pharma, Inc. © 2006  Confidential

1. The gel is applied onto the skin
2. Ethanol evaporates, the drug
concentration increases, forcing
penetration. Co-solvents help avoid
drug crystallization
3. Penetration enhancers increase skin
permeability resulting in drug delivery
through the skin
4. The drug is absorbed by the dermal
capillaries into the circulatory system
ATD™ Platform Illustration
Mode-of-Action

Antares Pharma, Inc. © 2006  Confidential

ATD™ Platform Summary
Validate technology with products being reviewed by FDA
Most proven versatile transdermal technology (several therapeutic area)
Proven delivery efficiency (Bio-E-Gel vs. Estrasorb)
Several ATD products with extensive clinical experience
High skin tolerability (low irritation potential)
Appealing cosmetic quality of the gel
Competitive cost of goods
ATD permeation enhances have not experience regulatory barriers. (GRAS, long history of safety)
Patented technology
Unique Features
Unique Features

Antares Pharma, Inc. © 2006  Confidential

ATD I
Core formulation patent
– Estrogens, Progestins or mixture thereof
– HRT, contraception
PCT 2001
– extension to 4 additional therapeutic classes
ATD II: Antares/BioSante co-applications
– Androgens and/or Estrogens or Progestins
– Hormonal disorders in men and women
ATD III
PCT 2004
– Numerous actives and therapeutic indications
Oxybutynin
– Anticholinergic agents
ATD™ Transdermal Gel Intellectual Property Status
The ATD™ Patent Estate
OXY
PCT
2004
Antares
BioSante
PCT
2001
E
and/or
P

Antares Pharma, Inc. © 2006 Confidential 11 TecTix™ Technology for Dermatology Application Eutectics Semisolid Technologies TecTix™ Transdermal/Topical Technology

Antares Pharma, Inc. © 2006  Confidential

Melting point depression of active pharmaceutical ingredients
(API) by Chemical Fragrance & Flavors Ingredients (CFFI)
Versatile technology that is compatible with numerous API’s
Alcohol-free
Patent-pending Technology
What is it?
TecTix™ Technology for Dermatology Application

Antares Pharma, Inc. © 2006  Confidential

CFFI with a long and safe history of use in perfumes and cosmetics
High thermodynamic activity; high concentration of the API in the eutectic mixture (up to 90% w/w)
Increase of lipophilic properties increased solubility in lipid membranes
Higher dissolution rate (absence of crystal) faster onset-of-action
Numerous API already successfully screened:
– NSAIDs
– Local anaesthetics
– Non-opioid analgesics
– Bronchodilatators/vasoconstrictors
TecTix™ Technology for Dermatology Application
Advantages

Antares Pharma, Inc. © 2006 Confidential 14 Fast Melt Tablets Easy Tec™ Orally Disintegrating Tablet Technology

Antares Pharma, Inc. © 2006  Confidential

- Hygroscopic disintegrant(s)
- Water-soluble components
- Large surface area (high porosity)
- Large amount of disintegrants
BUT leads to soft, friable,
moisture-sensitive tablets
BUT leads to low drug loading /
large tablets
The ideal ODT technology shall simultaneously achieve:
1) Rapid Oral Disintegration
2) Physical Stability
AND
EasyTec ODTs are small and robust tablets exhibiting fast disintegration
& good mouth-feel
Easy Tec™ Orally Disintegrating Tablet Technology
What is it?

Antares Pharma, Inc. © 2006 Confidential 16 Easy Tec™ Orally Disintegrating Tablet Technology

Antares Pharma, Inc. © 2006  Confidential

Simple, cost-effective direct compression technology
Patented technology, new application filed recently
Use of a type-C polymethacrylate coating polymer as the primary disintegrating agent
Superior palatability
Robust tablets allowing conventional packaging solutions with low friability and moisture sensitivity
Versatile technology suitable for drug loadings from mg to g
Easy Tec™ Orally Disintegrating Tablet Technology
Advantages

Antares Pharma, Inc. © 2006  Confidential

Fast onset of thera-
peutic activity
Decreased incidence of side-effects
compared to oral and patch
Lower topical/site irritation
Accurate, improved once-daily
dosing
More dose flexibility than patch
Clinical Phase Summary
Dose proportionality found in the
tested dosing
Steady state achieved after 3
applications (i.e. 3 days)
Efficacy may be comparable to
marketed products
Safety aspects
– DEO/OXY ratio similar to
transdermal patch with a minimum
incidence of dry mouth side-effects
– Excellent skin tolerability (few
cases of local irritation)
– C
max
not higher than oral
ATD™
Oxybutynin Gel: Anturol™
R&D
R&D
Assets in Late Stage Clinical Development

Antares Pharma, Inc. © 2006  Confidential

We are pleased with our plasma profiles.
ATD™
Oxybutynin Gel: Anturol™
– Phase II Results
0
2
4
6
8
10
0 24 48 72 96 120 144 168 192 216 240 264 288 312 336 360 384 408 432 456 480 504 528 552 576 600
Time (Hours)
High
Intermediate
Low
Dose Proportionality OXY Average Plasma Profiles
(After Topical Application)
0
2
4
6
8
10
0 24 48 72 96 120 144 168 192 216 240 264 288 312 336 360 384 408 432 456 480 504 528 552 576 600
Time (Hours)
Low
High
Intermediate
Dose Proportionality DEO Average Plasma Profiles
(After Topical Application)
1.9 2.3 1.7 1.8 High/Low = 2.0
1.8 1.8 1.2 1.3
High/Intermediate = 1.4
1.1 1.3 1.4 1.4 Intermediate/Low = 1.4
C
max
Ratio
C
avg
Ratio
C
max
Ratio
C
avg
Ratio
DEO OXY
Dose
Ratio
R&D
R&D
Assets in Late Stage Clinical Development

Antares Pharma, Inc. © 2006  Confidential

ATD™
Oxybutynin Gel: Anturol™
– Phase II Results
DEO and OXY C
avg
(Surrogates of Efficacy)
10.1
60.4
4.5
12.7
4.2
5.8
3.0
3.0
4.3
4.0
5.4
7.0
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
DITROPAN IR
tablet 15mg/d
DITROPAN XL
tablet 15mg/d
OXYTROL
patch 36mg
ANTUROL gel
low dose
ANTUROL gel
intermediate
dose
ANTUROL gel
high dose
OXY DEO
J&J Watson Antares
[12] 17.2 2.8 12.7 4.5 DITROPAN XL tablet 15mg/d
[12] 70.5 6.0 68.4 10.1 DITROPAN IR tablet 15mg/d
[7] 6.8 1.3 3.8 3.0
OXYTROL patch 36mg
(delivers 3.9mg/d)
[11] 10.0 1.4 5.8 4.2
OXYTROL patch 36mg
(delivers 3.9mg/d)
[14] 12.4 1.3 7.0 5.4 ANTUROL gel high dose
[14] 8.3 0.9 4.0 4.3 ANTUROL gel interm. dose
[14] 6.0 1.0 3.0 3.0 ANTUROL gel low dose
Ref.
C
avg
DEO+OXY
[ng/ml]
C
avg
DEO/OXY
C
avg
DEO
[ng/ml]
C
avg
OXY
[ng/ml]
Product
Results
R&D Assets in Late Stage Clinical Development
The surrogates of efficacy are excellent!

Antares Pharma, Inc. © 2006  Confidential

ATD™
Oxybutynin Gel: Anturol™
– Market Positioning
Our innovative Overactive Bladder
product will have…
Fast onset of therapeutic activity
Decreased incidence of systemic SE
Lower incidence of local irritation
Once-daily dosing
More flexibility and discretion than patch
R&D Assets in Late Stage Clinical Development

Antares Pharma, Inc. © 2006  Confidential

Easy to apply and excellent skin tolerability: anticipated
better patient compliance
Phase III trial design and dosing confirmed at the FDA
meeting
Worldwide rights controlled by Antares Pharma
US market expected to exceed $3.0 Billion in 2008
R&D Assets in Late Stage Clinical Development
Overview

Antares Pharma, Inc. © 2006  Confidential

Formulation development
Completed
First PK study in human
Completed
IND filing
Completed
Phase II study and report
Completion in Jan 06
Tech-transfer
Completion in Apr 06
End of Phase II meeting
Completion in May 06
Anturol ATD™ Gel
R&D Assets in Late Stage Clinical Development

Antares Pharma, Inc. © 2006  Confidential

Pharma ATD™ Partnered Products
Pre-clinical Company not disclosed Dermal field Undisclosed AP-1120
Pre-clinical work is being
finalized
Phase I  planned in 3Q
06
Company not disclosed CNS disorder Undisclosed AP-1117
Phase I/II completed BioSante (NA)
Solvay (EU)
HRT Estradiol + NETA AP-1018
Launched Out licensing in 10 countries
(except NA and Japan)
Boots, Pfizer, etc.
Sprains and strains Ibuprofen Various
Names
Phase II completed BioSante (NA) FSD Testosterone Libigel
Completed Phase III
NDA accepted in Apr. 06
BioSante (NA) HRT Estradiol Bio-E-Gel
Status Partner Indication Active Name

Antares Pharma, Inc. © 2006  Confidential

Rationale – Antares’ ATD™ formulation for a combination
contraceptive product with existing active compound will allow improved patient compliance.
The transdermal contraceptive market has been a rapidly growing segment of the U.S. contraceptive market.  Ortho-Evra®, which was launched in May 2002, had U.S. sales of approximately $420 million or
15% of the U.S. market in 2005.
2006 / 2007 Formulation & CTM Product Development (AIS)
Internal funding
2006 / 2007 Product Licensing (AIS, Partner)
Partnering for Phase I / II clinical programs
Pipeline Development – Women’s Health Product

Antares Pharma, Inc. © 2006  Confidential

Rationale – Antares’ ATD™ formulation for a combination
contraceptive product with new active compound will allow
improved patient compliance.
The U.S. market was worth $2.5 billion in 2005.  While oral
contraceptives are expected to continue to dominate, product differentiation remains key in gaining a competitive edge in the market.
2006 Formulation & CTM Product Development (AIS)
Investment interest
2006 DMF Completion & Conduct of Phase I Program (Partner)
2007 Product Licensing (AIS, Partner)
Partnering for Phase II / III clinical programs
Co-Development - Women’s Health Product

Antares Pharma, Inc. © 2006  Confidential

J&J
22%
Sonstige
14%
Barr
11%
Wyeth
9%
Akzo Nobel
9%
Schering AG
26%
Watson
9%
2005 Global Market Share of Hormonal Contraceptives
IMS and Kalorama Estimate
Global market for contraceptives was estimated at $5.5 billion in 2005, with Schering AG as the market leader.
Market Situation - Women’s Health Products

Antares Pharma, Inc. © 2006  Confidential

Rationale – Antares’ ATD™ formulation demonstrates lowest
effective dose and therapy of choice in treating postmenopausal symptoms.
The U.S. and European estradiol market, in treating hot flashes and vaginal atrophy, is worth $1.4 billion.  Approximately 54% of patients using oral products prefer transdermal gel.
2006 NDA Filed (February) & Accepted (April) by FDA
Phase III completed in 485 patients
Antares Controls Product Rights Outside U.S.
EU partnering and filing targeted – 2006
EU patient population – 27 million
Pharma ATD™ Product Partnering – Bio-E-Gel™

Antares Pharma, Inc. © 2006  Confidential

Rationale – Antares’ ATD™ formulation demonstrates  almost 240%
increase in frequency of sexual activity.
Presently no approved product in U.S. however P&G’s Intrinsa™ patch can provide basis for approval.
2006 Phase III Targeted by Partner
Phase II completed in 46 hysterectomized women, efficacious
Phase III clinical program design being confirmed with FDA
Antares Controls Product Rights Outside U.S.
Pharma ATD™ Product Partnering – Libi-Gel™

Antares Pharma, Inc. © 2006  Confidential

Rationale – Antares’ ATD™ system will benefit the specific CNS population allowing preferred dosing & elimination of first pass metabolism.
Since being launched in the U.S., the volume of new prescriptions for oral innovator product has quadrupled resulting in sales of $280 million in 2005, up 34% from the prior year.  Approval in Europe for
RLS is expected before end 1H2006.
1H2006 – Complete Feasibility & CTM Development
FTE, 4-5 months to complete feasibility
3Q2006 – Complete Definitive Agreement
FTE, 2 months to complete pharmacokinetic
Pharma ATD™ Product Partnering – CNS Product

Antares Pharma, Inc. © 2006 Confidential 31 Market Situation - CNS Product Targeted Disease Market is Forecasted to Grow to $3.3 Billion.

Antares Pharma, Inc. © 2006  Confidential

Rationale for AP-1002 – Antares’ ATD™ system will benefit anxiety
/ phobia population allowing once daily dosing & elimination of first pass metabolism.
Consistent and potentially lower dose release of alprazolam
throughout the day, offering patients who suffer from anxiety and panic attacks a safer and more effective alternative.
2H2006 – Final Design of Formulation & CTM
4-6 months to complete formulation
3Q2006 – Identify Co-Development Partner
Upfront, FTE, milestones, royalty
Pipeline Development – CNS Product

Antares Pharma, Inc. © 2006  Confidential

U.S. Benzodiazepine Market was approximately $600 million in 2004
Diazepam
14%
Lorazepam
20%
Clonazepam
16%
Temazepam
10%
Alprazolam
40%
Market Situation - CNS Product

Antares Pharma, Inc. © 2006  Confidential

Pharma ATD™
Pharma ATD™
Preclinical Pipeline
Preclinical Pipeline
Expired Market: $1.6 Bil Oncology AP-1077
Expired Total soft-tissue injury market: $2.5
Bil
Rheumatology AP-1100
Expired Market: $2.3 Bil
16% market share
Oncology AP-1121
Expired ~5% of prescriptions for its main
indication
CNS AP-1041
Market: > $2 Bil
Market: $2.2 Bil
Antihypertensive: $30 Bil
NRT market: $2 Bil
Growing market >1 Bil
Global Market
Feb. 2014 CNS AP-1088
March 2011 CNS AP-1126
Expired Cardiovascular AP-1095
Expired Smoking cessation AP-1124
Expired CNS AP-1006
Patent Indication Active

Antares Pharma, Inc. © 2006  Confidential

Pharma Easy Tec™ Tablet Product
Formulation development Completed
In vitro dissolution test on final prototype Completed  April 06
Manufacturing Tech-transfer Completed  April 06
AP-159 ODT Accomplishments

Antares Pharma, Inc. © 2006  Confidential

Pharma Achievements
Pharma Achievements
Continued to develop new intellectual property for both oral and transdermal platforms.
Focused on reduced side-effects while providing discrete and passive delivery.
Researched and selected a pipeline of molecules with “blockbuster” potential for clinical development and partnering (high volume and unsatisfied or unmet needs).
Created value by progressing products into Phase II/III, then partnering.
Continued to develop the number of value-added partnerships from co-
development to out-licensing collaborations.
Summary of Development Achievements

Antares Pharma, Inc. © 2006  Confidential

Summary of Objectives
Initiation of Phase III clinical study for Anturol ATD™ gel
File ANDA for AP-159 Easy Tec™ tablet
Identify ex-U.S. partner for Bio-E-Gel
Initiation of Phase I for AP-1117
Initiation of Phase I program(s) currently in pre-clinical phase
New co-development program(s) to be executed
Pharma Business Objectives 2006

Strictly Confidential